Exhibit 10.2

CANADIAN PLEDGE AGREEMENT

THIS AGREEMENT is made as of December 9, 2024

BETWEEN

Li-Cycle Holdings Corp., a corporation incorporated under the laws of the Province of Ontario (together with all successors, whether by amalgamation or otherwise, the “Issuer”),

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Li-Cycle Corp. and Li-Cycle Americas Corp., each a corporation incorporated under the laws of the Province of Ontario (collectively with all successors, whether by amalgamation or otherwise, the “Guarantors”, and together with the Issuer, the “Pledgors” and each a “Pledgor”).

- and -

Glencore Canada Corporation (“Glencore”), a corporation incorporated under the laws of the Province of Ontario, as Noteholder (as defined below).

WHEREAS the Issuer has entered into an amended and restated note purchase agreement with Glencore Ltd. and the Noteholder, as purchaser and collateral agent, dated as of March 25, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), pursuant to which the Issuer has issued to the Noteholder an amended and restated convertible note in a principal amount of $116,551,170.40, initially maturing on May 31, 2027 and now maturing on the fifth anniversary of the date hereof (the “Note”), which amends, restates, consolidates and supersedes in its entirety that certain convertible note held by Glencore and originally issued by the Issuer pursuant to that certain note purchase agreement, dated as of May 5, 2022 between the Issuer and Glencore Ltd.;

AND WHEREAS the Guarantors and the Noteholder have entered into the Note Guaranty, pursuant to which each Guarantor has guaranteed the Obligations (as hereinafter defined) of the Issuer;

AND WHEREAS pursuant to the Note, each Pledgor is required to enter into this Agreement upon the occurrence of the Modification Date (as defined in the Note);

NOW THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the parties agree as follows:

ARTICLE 1 - INTERPRETATION

1.01	Definitions

Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein which are not otherwise defined herein shall have the meanings provided in the Note or the Note Purchase Agreement, as applicable. In this Agreement, unless something in the subject matter or context is inconsistent therewith:

“2024 Secured Note” means that certain senior secured convertible note in the amount of $75,000,000 dated as of March 25, 2024 and issued by the Issuer to Glencore, as initial noteholder.

“Account Control Agreement” means, with respect to a Securities Account, a securities account control agreement between a Pledgor, the Noteholder and the Securities Intermediary which maintains such Securities Account on behalf of such Pledgor, as the same may be amended from time to time.

“Agreement” means this pledge agreement, including its recitals and schedules, as amended, restated, supplemented or otherwise modified from time to time.

“Canadian Security Agreement” means that certain general Canadian general security agreement made as of the date hereof between each of the Pledgors and the Noteholder.

“Collateral” has the meaning set out in Section 2.01.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America and the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Canada Business Corporations Act, the Winding-up and Restructuring Act (Canada), and all other liquidation, winding-up, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, plan of arrangement, proposal or similar debtor relief laws of the United States of America statutes, laws, rules and regulations of Canada or any province or territory therefor, Germany, Switzerland or any other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Delivery” and the corresponding term “Delivered” when used with respect to Collateral means:

(i)

in the case of Collateral constituting Certificated Securities, transfer thereof to the Noteholder or its nominee by physical delivery of the Security Certificates to the Noteholder or its nominee, such Collateral to be endorsed for transfer or accompanied by stock powers of attorney duly executed in blank, all in form and content satisfactory to the Noteholder;

(ii)

in the case of Collateral constituting Uncertificated Securities, (A) registration thereof on the books and records of the issuer thereof in the name of the Noteholder or its nominee or (B) the execution and delivery by the issuer thereof of an effective agreement (each, an “Issuer Control Agreement”), pursuant to which such issuer agrees that it will comply with instructions originated by the Noteholder or its nominee without further consent of the Pledgor that is the owner thereof or any other person;

(iii)

in the case of Collateral constituting Security Entitlements in respect of Financial Assets deposited in or credited to a Securities Account, (A) completion of all actions necessary to constitute the Noteholder or its nominee the entitlement holder with respect to each such Security Entitlement or (B) the execution and delivery by the relevant Securities Intermediary of an effective Account Control Agreement pursuant to which such Securities Intermediary agrees to comply with entitlement orders originated by the Noteholder or its nominee without further consent of the Pledgor that is the Entitlement Holder with respect thereto or any other person; and

(iv)

in each case such additional or alternative procedures as may hereafter become reasonably appropriate to grant control of, or otherwise perfect a security interest in, any Collateral in favour of the Noteholder or its nominee.

“Event of Default” means any of the events described as “Events of Default” in the Note.

“Excluded Assets” has the meaning given to such term in the Canadian Security Agreement.

“German Guarantors” means, collectively, all present and future (direct or indirect) subsidiaries of the Issuer organized under the laws of Germany, which consists, as of the date hereof, of Li-Cycle Germany GmbH.

“Intercreditor Agreement” means (i) any Project Financing Intercreditor Agreement, (ii) with respect to the 2024 Secured Note, a Pari Passu Intercreditor Agreement and (ii) with respect to any other Indebtedness, any intercreditor or subordination agreement or arrangement (which may take the form of a “waterfall” or similar provision), as applicable, the terms of which are reasonably acceptable to the Issuer and the Noteholder.

“Issuer Control Agreement” has the meaning set out in clause (ii) of the definition of “Delivery”.

“Legal Reservations” means the application of the relevant Debtor Relief Laws, general principles of equity and/or principles of good faith and fair dealing.

“Note Guaranty” means that certain note guaranty dated as of the date hereof among the guarantors party thereto from time to time and the Noteholder.

“Noteholder” has the meaning given to such term in the Note.

“Obligations” means all unpaid principal of and accrued and unpaid interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding at the rate provided for in the documentation with respect thereto, regardless of whether allowed or allowable in such proceeding) on the Note, premium, penalties, all accrued and unpaid fees and expenses (including fees and expenses accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), reimbursements, indemnities and all other advances to, debts, liabilities and obligations of any Note Party to the Noteholder or any indemnified party arising under the Secured Note Documents in respect of the Note, whether direct or indirect (including those acquired by assumption) absolute, contingent, due or to become due, now existing or hereafter arising.

“Perfection Requirements” means with respect to any Pledgor that is organized under the laws of:

(a)

the United States of America, the filing of appropriate financing statements with the office of the Secretary of State or other appropriate office of the state of organization of each Pledgor, the filing of intellectual property security agreements or other appropriate instruments or notices with the U.S. Patent and Trademark Office and the U.S. Copyright Office, and the delivery to the Noteholder of any stock certificate or promissory note, together with instruments of transfer executed in blank;

(b)

Canada or any province or territory thereof, (i) the filing of appropriate financing statements pursuant to the PPSA of the province or territory of organization of such Pledgor or, if such Pledgor is organized under the laws of Canada, the province or territory in which its registered office is located and, if it is organized under the laws of a province or territory other than the Province of Ontario or the Province of British Columbia, the province or territory in which its chief executive office is located and (ii) the filing of appropriate financing statements pursuant to the PPSA of any province or territory as the Noteholder may reasonably request to the extent such additional PPSA filings are necessary to perfect the Liens granted pursuant to any applicable security agreements by such a Pledgor, and (iii) the filing of intellectual property security agreements or other appropriate instruments or notices with the Canadian Intellectual Property Office and the delivery to the Noteholder of any stock certificate or promissory note, together with instruments of transfer executed in blank;

(c)

Switzerland, the delivery to the Noteholder of any share certificate, duly endorsed in blank, the delivery to the Noteholder of any acknowledgement of debt (Schuldschein), a written notification to any account bank or a written security agreement; and

(d)	Germany, the delivery of written notifications of pledge to any third party debtor of a pledged asset or claim;

In each case of the foregoing clauses (a) through (d), to the extent required by this Agreement.

“Pledged Shares” has the meaning set out in clause (i) of the definition of “Stock”.

“PPSA” means the Personal Property Security Act (Ontario), as amended from time to time (or successor statute) including the regulations thereto; provided, however, if the validity, attachment, perfection (or opposability), effect of perfection or of non-perfection or priority of the Noteholder’s security interest in any Collateral are governed by the personal property security laws or laws relating to personal or movable property of any jurisdiction other than Ontario (including without limitation pursuant to the Civil Code of Quebec), “PPSA” shall also include those personal property security laws or laws relating to personal or movable property in such other jurisdiction for the purpose of the provisions hereof relating to such validity, attachment, perfection (or opposability), effect of perfection or of non-perfection or priority and for the definitions related to such provisions.

“Stock” means

(i)

all Securities owned by each Pledgor (collectively, the “Pledged Shares”), including the shares in the capital stock described in Schedule 1.01, as such Schedule may be amended, supplemented or modified from time to time, all Security Certificates, if any, and other instruments evidencing or representing such Pledged Shares, and all dividends, interest, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable upon or otherwise distributed or distributable in respect of or in exchange for any and all of the Pledged Shares;

(ii)

all additional or substitute shares of capital stock or other equity interests of any class of any issuer from time to time issued to or otherwise acquired by the Pledgor in any manner in respect of Pledged Shares, the Security Certificates, if any, and other instruments representing such additional or substitute shares, and all dividends, interests, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable upon or otherwise distributed or distributable in respect of or in exchange for any or all of such additional or substitute shares; and

(iii)	to the extent not otherwise included in the foregoing, all Proceeds thereof.

“Swiss Guarantors” means, collectively, all present and future (direct or indirect) subsidiaries of the Issuer organized under the laws of Switzerland, which consists, as of the date hereof, of Li-Cycle Europe AG.

The terms “Certificated Security”, “Document of Title”, “Entitlement Holder”, “Entitlement Order”, “Financial Asset”, “Proceeds”, “Securities Account”, “Securities Intermediary”, “Security”, “Security Certificate”, “Uncertificated Security”, “Security Entitlement” and “Tangible Chattel Paper” whenever used herein have the meanings given to those terms in the PPSA.

1.02	Headings

The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement. The terms “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles, Sections and Schedules are to Articles and Sections of and Schedules to this Agreement.

1.03	Extended Meanings

In this Agreement words importing the singular number only include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, corporations, limited and unlimited liability companies, general and limited partnerships, associations, trusts, unincorporated organizations, joint ventures and governmental authorities. The term “including” means “including without limiting the generality of the foregoing”. A reference to any agreement, instrument or declaration means such agreement, instrument or declaration as the same may be amended, supplemented, modified, restated or replaced from time to time.

1.04	Statutory References

In this Agreement, unless something in the subject matter or context is inconsistent therewith or unless otherwise herein provided, a reference to any statute is to that statute as now enacted or as the same may from time to time be amended, re-enacted or replaced and includes any regulation made thereunder.

1.05	Schedules

The following are the Schedules to this Agreement:

Schedule 1.01 – List of Stock

Schedule 6.01 – Form of Joinder Agreement.

ARTICLE 2 - GRANT OF SECURITY INTEREST AND PLEDGE

2.01	Grant and Pledge of Collateral

As general and continuing collateral security for the payment and performance of its Obligations, each Pledgor hereby grants to the Noteholder a security interest in, and pledges to the Noteholder all right, title and interest of such Pledgor in and to, the following, whether now owned or existing or hereafter from time to time acquired, by way of amalgamation or otherwise (collectively, the “Collateral”):

(a)

all Securities Accounts in the name of such Pledgor, including any and all assets of whatever type or kind deposited in or credited to such Securities Accounts, including all Financial Assets, all Security Entitlements related to such Financial Assets, and all certificates and other instruments from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received or receivable upon or otherwise distributed or distributable in respect of or in exchange for any or all of the foregoing;

(b)	all Stock;

(c)	all Financial Assets;

(d)	all Security Entitlements; and

(e)

all Proceeds in respect of the foregoing and all rights and interest of such Pledgor in respect thereof or evidenced thereby, including all money received or receivable from time to time by such Pledgor in connection with the sale of any of the foregoing.

2.02	Security Interest Absolute

The security interests granted hereby and all rights of the Noteholder hereunder and all obligations of each Pledgor hereunder are unconditional and absolute and independent and separate from any other security for the Obligations, whether executed by such Pledgor or any other person, and shall not be affected or impaired by:

(a)	any amendment, modification, replacement of or addition or supplement to the Note, any other Secured Note Document or any other security provided to the Noteholder;

(b)	any exercise or non-exercise of any right, remedy, power or privilege in respect of this Agreement, the Note, any other Secured Note Document or any other security provided to the Noteholder;

(c)

any waiver, consent, extension, indulgence or other action, inaction or admission under or in respect of this Agreement, the Note, any other Secured Note Document or any other security provided to the Noteholder;

(d)

any default by the Issuer under, or any invalidity or unenforceability of, or any limitation of the liability of the Issuer or on the method or terms of payment under, or any irregularity or other defect in the Note, any other Secured Note Document or any other security provided to the Noteholder;

(e)	any merger, consolidation or amalgamation of a Pledgor into or with any other Person; or

(f)	any insolvency, bankruptcy, liquidation, reorganization, arrangement, composition, winding-up, dissolution or similar proceeding involving or affecting a Pledgor.

2.03	Delivery of Collateral

All Collateral must be Delivered immediately to the Noteholder or its nominee. The Noteholder may, at its option, cause all or any of the Collateral to be registered in the name of the Noteholder or its nominee. Notwithstanding the foregoing, no Pledgor shall have any obligation hereunder to Deliver any Pledged Shares which are, under the terms of the Note, required to be pledged to the Noteholder (whether as of the date hereof or at a later date) pursuant to a pledge agreement governed by the law of the jurisdiction of formation of the issuer of such Pledged Shares (including, for the avoidance of doubt, Pledged Shares constituting shares in the capital stock of any German Guarantor or Swiss Guarantor).

2.04	Subsequently Acquired Collateral

To the extent any Pledgor acquires, by way of amalgamation or otherwise, any additional Collateral at any time or from time to time after the date hereof, such Collateral will automatically (and without any further action being required to be taken by the Noteholder) be subject to the security interest and pledge created hereby. Each Pledgor will take, or cause to be taken, as promptly as practicable and, in any event on or before the date on which financial statements are required to be delivered pursuant to clause (b) and (c) of Section 1 of Annex A-1 of the 2024 Secured Note for the reporting period in which such Collateral was acquired (or such longer period as the Noteholder may reasonably agree), all steps and actions as the Noteholder deems necessary to ensure that the additional Collateral is Delivered to the Noteholder. Notwithstanding anything to the contrary in this Agreement or any other Secured Note Document, no Pledgors shall be required to deliver any Tangible Chattel Paper or Document of Title to the Noteholder.

2.05	Attachment

Each Pledgor acknowledges that the security interest hereby created attaches upon the execution of this Agreement (or in the case of any after-acquired property, upon the date of acquisition by such Pledgor of any rights therein), that value has been given by the Noteholder and that such Pledgor has, or in the case of after-acquired property will have, rights in the Collateral or the power to transfer rights in the Collateral to the Noteholder. Each Pledgor, to the extent permitted by Applicable Law, waives all rights to receive from the Noteholder a copy of any financing statement, financing change statement, or verification statement, filed or issued at any time in respect of this Agreement.

2.06	Excluded Assets

Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.01 attach to any Excluded Asset.

2.07	Return of Collateral

So long as no Event of Default exists, the Noteholder shall promptly deliver to the applicable Pledgor (without recourse and without any representation or warranty) any Collateral in its possession if requested to be delivered to the issuer or holder thereof in connection with any action or transaction that is permitted or not restricted by the Note.

ARTICLE 3 - REPRESENTATIONS,

WARRANTIES AND COVENANTS

3.01	Representations and Warranties of the Pledgor

Each Pledgor represents and warrants to the Noteholder that:

(a)

such Pledgor has good and valid rights in, title to, or the power to transfer the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens (other than Permitted Liens (as defined in the 2024 Secured Note)), and has all requisite power and authority to grant to the Noteholder the security interest in such Collateral pursuant hereto;

(b)

subject to the Legal Reservations, this Agreement is effective to create a legal, valid and enforceable Lien on and security interest in the Collateral in favor of the Noteholder and, subject to the satisfaction of the Perfection Requirements, the Noteholder will have a fully perfected first priority Lien on such Collateral securing the Obligations to the extent perfection can be achieved by the Perfection Requirements;

(c)

no Collateral is in the possession or control of any person asserting a claim thereto or security interest therein, except that the Noteholder or its nominee or a Securities Intermediary acting on its behalf may have possession or control of the Collateral;

(d)

all Collateral consisting of Pledged Shares has been duly authorized and validly issued, is outstanding as fully paid and non-assessable, constitutes 100% of the issued and outstanding shares of capital stock or other equity interests of the respective issuers thereof, and is held by each Pledgor free and clear of all Liens (other than Permitted Liens);

(e)

except to the extent previously disclosed to the Noteholder in writing, there is no existing agreement, option, warrant, right or privilege capable of becoming an agreement or option pursuant to which any issuer of the Pledged Shares is obligated to issue additional Securities or such Pledgor could be required to sell or otherwise dispose of any of the Collateral; and

(f)

no authorization, consent, permit or approval of, or other action by, or filing with or notice to, any governmental agency or authority, regulatory body, court, tribunal or other similar entity having jurisdiction is required in connection with the execution and delivery by such Pledgor of this Agreement and the performance of its obligations hereunder, except for such filings as may be required to perfect the security interest granted hereby and as may be required in connection with the disposition of all or any Collateral by laws affecting the offering and sale of securities generally.

3.02	Covenants of the Pledgors

Each Pledgor covenants with the Noteholder that such Pledgor will provide to the Noteholder, promptly upon request, all information and evidence the Noteholder may reasonably request concerning the Collateral to enable the Noteholder to enforce the provisions hereof.

ARTICLE 4 - DEALING WITH COLLATERAL

4.01	Rights and Duties of the Noteholder

(1)  The Noteholder may perform any of its rights and duties hereunder by or through agents (including, without limitation, any receiver or receiver and manager) and is entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its rights and duties hereunder.

(2)  In the holding of the Collateral, the Noteholder and any nominee on its behalf is only bound to exercise the same degree of care as it would exercise with respect to similar property of its own of similar value held in the same place. The Noteholder and any nominee on its behalf will be deemed to have exercised reasonable care with respect to the custody and preservation of the Collateral if it takes such action for that purpose as the relevant Pledgor reasonably requests in writing, but failure of the Noteholder or its nominee to comply with any such request will not of itself be deemed a failure to exercise reasonable care.

4.02	Voting Rights

(1)  Subject to the provisions of Section 4.02(2), each Pledgor is entitled to exercise with respect to the Collateral owned by it, either directly or, if such Collateral is registered in the name of the Noteholder or its nominee, by power of attorney or proxy, all the rights and powers of a holder of such Collateral, including the right to vote from time to time exercisable in respect of such Collateral and to give proxies, consents, ratifications and waivers in respect thereof. No such action may be taken if it would be prejudicial to the interests of the Noteholder or would violate or be inconsistent with any of the Note or this Agreement or with any other agreement relating thereto or hereto or would have the effect of reducing the value of the Collateral as security for the Obligations or imposing any restriction on the transferability of any of the Collateral.

(2)  At any time when an Event of Default has occurred and is continuing and upon the exercise by the Noteholder of any of its rights and remedies under Section 5.01, the Noteholder may give any or all of the Pledgors a notice prohibiting such Pledgor or Pledgors from exercising the rights and powers of a holder of the Collateral, including the right to vote the Collateral, at which time all such rights of such Pledgor or Pledgors will cease immediately and the Noteholder will have the right to exercise the rights and powers related to such Collateral, including the right to vote.

4.03	Dividends and Interest Payments

(1)  Subject to the provisions of Section 4.03(2), the relevant Pledgor is entitled to receive all dividend payments or other distributions or interest payments in respect of the Collateral. If the Collateral has been registered in the name of the Noteholder or its nominee, the Noteholder will execute and deliver (or cause to be executed and delivered) to the relevant Pledgor all directions and other instruments as such Pledgor may request for the purpose of enabling such Pledgor to receive the dividends or other payments that such Pledgor is authorized to receive pursuant to this Section 4.03(1).

(2)  At any time when an Event of Default has occurred and is continuing and upon the exercise by the Noteholder of any of its rights and remedies under Section 5.01, all rights of the Pledgors pursuant to Section 4.03(1) will cease, and all such rights will thereupon become vested in the Noteholder, and the Noteholder will have the sole and exclusive right and authority to receive and retain all payments that any Pledgor would otherwise be authorized to retain pursuant to Section 4.03(1). All money and other property received by the Noteholder pursuant to the provisions of this Section 4.03(2) will be applied in accordance with Section 9(h) of the Note Purchase Agreement. All payments which are received by any Pledgor contrary to the provisions of this Section 4.03(2) will be held by such Pledgor in trust for the benefit of the Noteholder, will be segregated from other property or funds of such Pledgor and will be forthwith Delivered to the Noteholder or its nominee to hold as Collateral.

ARTICLE 5 - REMEDIES

5.01	Remedies

(1)  At any time when an Event of Default has occurred and is continuing (i) any or all of the Obligations will, at the option of the Noteholder, become immediately due and payable or be subject to immediate performance, as the case may be, without presentment, protest or notice of dishonour, all of which are expressly waived, (ii) any or all security granted hereby will, at the option of the Noteholder, become immediately enforceable and (iii) in addition to any right or remedy existing under Applicable Law or any other agreement (including the right to give Entitlement Orders, instructions or a notice of exclusive control to a Securities Intermediary subject to an Account Control Agreement or an issuer subject to an Issuer Control Agreement) and all the rights and remedies of a secured party upon default under the PPSA (whether or not the PPSA applies to the affected Collateral), the Noteholder will have the rights and remedies set out below, all of which rights and remedies will be enforceable successively, concurrently or both:

(a)	transfer any part of the Collateral into the name of the Noteholder or its nominee if it has not already done so in accordance with Section 2.03;

(b)	vote any of the Collateral (whether or not registered in the name of the Noteholder or its nominee) and give or withhold all consents, waivers and ratifications in respect thereof;

(c)

exercise all rights of conversion, exchange or subscription, or any other rights, privileges or options pertaining to any of the Collateral, including the right to exchange at its discretion any of the Collateral upon the amalgamation, arrangement, merger, consolidation or other reorganization of the issuer of the Collateral, all without liability except to account for property actually received by the Noteholder;

(d)

from time to time realize upon, collect, sell, transfer, assign, give options to purchase or otherwise dispose of and deliver any Collateral in such manner as may seem advisable to the Noteholder. For such purposes each requirement relating thereto and prescribed by law or otherwise is hereby waived by each Pledgor to the extent permitted by law and in any offer or sale of any of the Collateral the Noteholder is authorized to comply with any limitation or restriction in connection with such offer or sale as the Noteholder may be advised by counsel is necessary in order to avoid any violation of Applicable Law, or in order to obtain any required approval of the sale or of the purchase by any governmental or regulatory authority or official. Such compliance will not result in such sale being considered or deemed not to have been made in a commercially reasonable manner nor will the Noteholder be liable or accountable to a Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction;

(e)	purchase any of the Collateral, whether in connection with a sale made under the power of sale herein contained or pursuant to judicial proceedings or otherwise;

(f)	accept the Collateral in satisfaction of the Obligations upon notice to the relevant Pledgor of its intention to do so in the manner required by law;

(g)

enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

(h)	endorse any cheques, drafts, or other writings in a Pledgor’s name to allow collection of the Collateral;

(i)	take control of any proceeds of the Collateral; and

(j)	execute (in the name, place and stead of a Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

(2)  The Noteholder may (i) grant extensions of time, (ii) take and perfect or abstain from taking and perfecting security, (iii) give up securities, (iv) accept compositions or compromises, (v) grant releases and discharges, and (vi) release any part of the Collateral or otherwise deal with a Pledgor, debtors of a Pledgor, sureties and others and with the Collateral and other security as the Noteholder sees fit without prejudice to the liability of such Pledgor to the Noteholder or the Noteholder’s rights hereunder.

(3)  The Noteholder will not be liable or responsible for any failure to seize, collect, realize, or obtain payment with respect to the Collateral and is not bound to institute proceedings or to take other steps for the purpose of seizing, collecting, realizing or obtaining possession or payment with respect to the Collateral or for the purpose of preserving any rights of the Noteholder, any Pledgor or any other person, in respect of the Collateral.

(4)  The Noteholder will apply any proceeds of realization of the Collateral in accordance with Section 9(h) of the Note Purchase Agreement. If there is any surplus remaining, the Noteholder may pay it to any person having a claim thereto in priority to the relevant Pledgor of whom the Noteholder has knowledge and any balance remaining must be paid to such Pledgor. If the disposition of the Collateral fails to satisfy the Obligations of a particular Pledgor secured by this Agreement and the aforesaid expenses, each Pledgor will be liable to pay any deficiency to the Noteholder forthwith on demand.

5.02	Payment of Expenses

The Noteholder may charge on its own behalf and also pay to others all reasonable out-of-pocket expenses of the Noteholder and others, including the reasonable fees and disbursements of any Securities Intermediary, experts or advisers (including lawyers on a solicitor and client basis) retained by the Noteholder, incurred in connection with realizing, collecting, selling, transferring, delivering or obtaining payment for the Collateral, or in connection with the administration or any amendment of this Agreement or incidental to the care, safekeeping or otherwise of any Collateral. The Noteholder may deduct the amount of such expenses from any proceeds of disposition of the Collateral.

ARTICLE 6 - GENERAL

6.01	Additional Pledgors

If, at the option of the Issuer or as required pursuant to the Note or the Note Purchase Agreement, the Issuer shall cause any party that is not a Pledgor to become a Pledgor hereunder, such party shall execute and deliver to the Noteholder a Joinder Agreement substantially in the form of Schedule 6.01 and such party shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Pledgor party hereto on the date hereof.

6.02	Benefit of the Agreement

This Agreement will enure to the benefit of and be binding upon the respective successors and permitted assigns of each of the parties hereto.

6.03	Entire Agreement

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement or in any other Secured Note Document.

6.04	Termination of Pledge

(1)  This Agreement shall continue in effect until the Specified Date. Notwithstanding anything in this Agreement or the Note or any other Secured Note Document to the contrary, (a) any Pledgor shall automatically be released from its obligations under the this Agreement (and any Lien granted by such Pledgor pursuant to this Agreement shall be automatically released) (i) upon the consummation of any transaction or series of related transactions permitted under the Note if as a result thereof such Pledgor ceases to be a Subsidiary or is an Excluded Subsidiary (or becomes an Excluded Subsidiary as a result of a single transaction or series of related transactions not prohibited under this Agreement or the Note), provided that if any Pledgor ceases to constitute a wholly-owned Subsidiary, such Pledgor shall not be released from this Agreement unless (A) such Pledgor is no longer a direct or indirect Subsidiary of the Issuer or (B) after giving pro forma effect to such release and the consummation of the relevant transaction, the Issuer is deemed to have made a new Investment (as defined in the 2024 Secured Note) in such Person (as if such Person was then newly acquired); it being understood that this proviso shall not limit the release of any Pledgor that otherwise constitutes an Excluded Subsidiary for any reason other than not constituting a wholly-owned Subsidiary of the Issuer (this proviso, the “Specified Pledgor Release Provision”) and/or (ii) upon the occurrence of the earlier of (x) the date on which the Note has been fully converted in accordance with the terms of the Note and (y) the Maturity Date and (b) any Pledgor that meets the definition of “Excluded Subsidiary” shall be released by the Noteholder promptly following the request therefor by the Issuer, subject, if applicable, to the Specified Pledgor Release Provision.

(2)  Notwithstanding anything in this Agreement or the Note to the contrary, the Noteholder will release any Lien granted to or held by the Noteholder upon any Collateral (A) upon the occurrence of the earlier of (i) the date on which the Note has been fully converted in accordance with the terms thereof and (ii) the Maturity Date, (B) constituting property sold or to be sold or otherwise Disposed of as part of or in connection with any Disposition (each as defined in the 2024 Secured Note) permitted under the Note or under any Secured Note Document or the Intercreditor Agreement or to which the Noteholder has consented, (C) that does not constitute (or ceases to constitute) Collateral, (D) in accordance with Section 12 of the Note Purchase Agreement (E) otherwise pursuant to and in accordance with the provisions of any applicable Secured Note Document or the Intercreditor Agreement or (F) if approved, authorized or ratified in writing by the Noteholder.

(3)  In connection with any termination or release pursuant to paragraph (a) above, the Noteholder shall promptly execute (if applicable) and deliver to any Pledgor, at such Pledgor’s expense, (i) all PPSA discharge statements and similar documents that such Pledgor shall reasonably request to evidence and/or effectuate such termination or release and (ii) all or the relevant portion of, as applicable, the Pledged Shares. Any execution and delivery of any document pursuant to this Section 6.04 shall be without recourse to or representation or warranty by the Noteholder.

6.05	Amendments and Waivers

No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by all of the parties. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, will be limited to the specific breach waived.

6.06	Assignment

The rights of the Noteholder under this Agreement may be assigned by the Noteholder without the prior consent of the Pledgors. No Pledgor may assign its obligations under this Agreement.

6.07	Severability

If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability will attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof will continue in full force and effect.

6.08	Notices

Any demand, notice or other communication to be given under this Agreement to any Pledgor or the Noteholder shall be effective if given in accordance with Section 23(a) of the Note (and in the case of any Guarantor, to such Guarantor in care of the Issuer in accordance therewith) as to the giving of notice to each, and each Pledgor and the Noteholder may change their respective address for notices in accordance with the said provision.

6.09	Additional Continuing Security

This Agreement and the security interest, assignment and mortgage and charge granted hereby are in addition to and not in substitution for any other security now or hereafter held by the Noteholder and this Agreement is a continuing agreement and security that will remain in full force and effect until discharged by the Noteholder.

6.10	Remedies Cumulative

The rights and remedies of the Noteholder hereunder are cumulative and are in addition to and not in substitution for any other security now or hereafter held by the Noteholder or any other rights or remedies available at law or in equity or otherwise. No single or partial exercise by the Noteholder of any right or remedy precludes or otherwise affects the exercise of any other right or remedy to which the Noteholder may be entitled.

6.11	Further Assurances

Each Pledgor must at its expense from time to time do, execute and deliver, or cause to be done, executed and delivered, all such financing statements, further assignments, documents, agreements, acts, matters and things as may be reasonably requested by the Noteholder for the purpose of giving effect to this Agreement or for the purpose of establishing compliance with the representations, warranties and covenants herein contained.

6.12	Power of Attorney

Each Pledgor hereby irrevocably constitutes and appoints the Noteholder and any officer or agent thereof the true and lawful attorney of such Pledgor upon the occurrence of an Event of Default that is continuing and the security interest granted hereunder having become enforceable, with full power of substitution, to do, make and execute all such statements, assignments, documents, agreements, acts, matters or things with the right to use the name of such Pledgor whenever and wherever the officer or agent may deem necessary or expedient and from time to time to exercise all rights and powers and to perform all acts of ownership in respect to the Collateral in accordance with this Agreement, such power being coupled with an interest; provided that the foregoing shall not be construed to obligate the Noteholder to take or refrain from taking any action with respect to the Collateral.

6.13	Amalgamation

In the event that any Pledgor shall amalgamate with any other corporation or corporations:

(a)

the term “Pledgor” wherever used herein shall extend to and include each of the amalgamating corporations and the amalgamated corporation, and the indebtedness, obligations and liabilities of each of them shall be included in the Obligations; and

(b)

the security interest granted hereunder shall extend to and the Collateral shall include all the property and assets of each of the amalgamating corporations and the amalgamated corporation and to any property or assets of the amalgamated corporation thereafter owned or acquired.

6.14	Discharge

No Pledgor will be discharged from any of the Obligations or from this Agreement except by a release or discharge signed in writing by the Noteholder.

6.15	Reinstatement

Notwithstanding the provisions of Sections 6.09 and 6.15 hereof, this Agreement shall be reinstated if at any time following the termination of this Agreement under Sections 6.09 and 6.15 hereof, the performance by a Pledgor hereunder or under any Secured Note Document is set aside upon the insolvency, bankruptcy, reorganization, dissolution or liquidation of such Pledgor or otherwise. Such period of reinstatement shall continue until satisfaction of the conditions contained in, and shall continue to be subject to, the provisions of Sections 6.09 and 6.15 hereof.

6.16	Governing Law

This Agreement is governed by and will be construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

6.17	Attornment

For the purpose of all legal proceedings this Agreement will be deemed to have been performed in the Province of Ontario and the courts of the Province of Ontario will have jurisdiction to entertain any action arising under this Agreement. Each Pledgor hereby attorns to the jurisdiction of the courts of the Province of Ontario.

6.18	Conflicts

In the event of any conflict between the provisions hereunder and the provisions of the Note then, notwithstanding anything contained in this Agreement, the provisions contained in the Note shall prevail and the provisions of this Agreement will be deemed to be amended to the extent necessary to eliminate such conflict. If any act or omission of a Pledgor is expressly permitted under the Note but is expressly prohibited hereunder, such act or omission shall be permitted. If any act or omission is expressly prohibited hereunder, but the Note does not expressly permit such act or omission, or if any act is expressly required to be performed hereunder but the Note does not expressly relieve a Pledgor from such performance, such circumstance shall not constitute a conflict between the applicable provisions hereunder and the provisions of the Note.

6.19	Counterparts

This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument.

6.20	Electronic Execution

Any party may deliver an executed signature page to this Agreement by electronic transmission and such delivery will be as effective as delivery of a manually executed copy of the Agreement by such party.

6.21	Intercreditor Agreement

Notwithstanding anything herein to the contrary, the Liens and security interests granted to the Noteholder pursuant to this Agreement and the exercise of any right or remedy by the Noteholder with respect to any Collateral hereunder are subject to the provisions of each applicable Intercreditor Agreement. In the event of any conflict between the provisions of any Intercreditor Agreement and this Agreement, the provisions of such Intercreditor Agreement shall govern and control. Notwithstanding anything herein to the contrary, the requirements of this Agreement to endorse, assign or deliver possessory collateral to the Noteholder shall be deemed satisfied (or any representation or warranty shall be deemed true) by endorsement, assignment or delivery of such possessory collateral to another person pursuant to an applicable Intercreditor Agreement (as gratuitous bailee for the benefit of the of the Noteholder pursuant to the applicable Intercreditor Agreement) and any such endorsement, assignment or delivery of such possessory collateral to another person pursuant to an applicable Intercreditor Agreement shall not result in a Default or an Event of Default under this Agreement or any other Secured Note Document.

6.22	Executed Copy

Each Pledgor acknowledges having received a fully executed copy of this Agreement and, to the extent permitted by Applicable Law, waives all rights to receive from the Noteholder a copy of any financing statement, financing change statement, or verification statement, filed or issued at any time in respect of this Agreement. Each Pledgor confirms its consent to the filing by the Noteholder or on its behalf of any financing statement or financing change statement filed or issued at any time in respect of this Agreement.

[signature pages follow]

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

ISSUER:	LI-CYCLE HOLDINGS CORP.

	Per:	/s/ Ajay Kochhar
Name: Ajay Kochhar Title: President & CEO

	Per:	/s/ Carl DeLuca
Name: Carl DeLuca Title: General Counsel & Corporate Secretary

OTHER PLEDGORS:	LI-CYCLE CORP.

	Per:	/s/ Ajay Kochhar
Name: Ajay Kochhar Title: President & CEO

	Per:	/s/ Carl DeLuca
Name: Carl DeLuca Title: General Counsel & Corporate Secretary

LI-CYCLE AMERICAS CORP.

	Per:	/s/ Ajay Kochhar
Name: Ajay Kochhar Title: President & CEO

	Per:	/s/ Carl DeLuca
Name: Carl DeLuca Title: General Counsel & Corporate Secretary

[Signature page to Canadian Pledge Agreement]

NOTEHOLDER:	GLENCORE CANADA CORPORATION, as Noteholder

	Per:	/s/ John Burton
Name: John Burton Title: Authorised Signatory

[Signature page to Canadian Pledge Agreement]

SCHEDULE 6.01

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of •, 20•, is delivered pursuant to Section 6.01 of the Canadian Pledge Agreement, dated as of December 9, 2024, by Li-Cycle Holdings Corp. (the “Issuer”) and others which are from time to time party thereto as Pledgors in favour of Glencore Canada Corporation (the “Noteholder”) (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”). Capitalized terms used herein without definition are used as defined in the Pledge Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 6.01 of the Pledge Agreement, hereby becomes a party to the Pledge Agreement as a Pledgor thereunder with the same force and effect as if originally named as a Pledgor therein and, without limiting the generality of the foregoing, as general and continuing security for the payment and performance of its Obligations, hereby grants to the Noteholder a security interest in, and pledges to the Noteholder all of the undersigned’s Collateral. The undersigned hereby agrees to be bound as a Pledgor for the purposes of the Pledge Agreement.

The information set forth in Annex 1 is hereby added to the information set forth in Schedule 1.01 to the Pledge Agreement. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agrees that this Joinder Agreement may be attached to the Pledge Agreement.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Article 3 of the Pledge Agreement is true and correct on and as of the date hereof as if made on and as of such date.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF the parties have executed this Joinder Agreement.

ADDITIONAL PLEDGOR:	•

Per:
Name: Title:

Name: Title:
NOTEHOLDER:	•

Per:
Name: Title:
Per:
Name: Title:

ANNEX 1

List of Stock

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•

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